                                                                                                 Exhibit 23.1
                                                                                                 ------------

                                          CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No.
333-74838, 333-60408, 333-59272, 333-28481, 333-28527) of MedImmune, Inc. of our reports dated January 24,
2002, except for Notes 20 and 21 to the consolidated financial statements, as to which the date is March
27, 2002, relating to the consolidated financial statements and financial statement schedule, which appear in this Form 10-K.

PricewaterhouseCoopers LLP
March 28, 2002
McLean, Virginia